September 12, 2005

FUNDX STOCK UPGRADER FUND

A series of Professionally Managed Portfolios

Supplement to
Prospectus dated September 12, 2005
Effective September 12, 2005 to October 31, 2005

Please note that during the period from September 12, 2005 to October 31, 2005, the FundX Stock Upgrader Fund will not be accepting subscriptions from prospective investors. Shares of the Fund will be first offered and sold to investors when the Fund commences operations on November 1, 2005.

The Fund’s Prospectus is available by calling 1-(866) 455-FUND [3863], or via the Internet at www.fundxfund.com.

Please retain this Supplement with the Prospectus.
The date of this Supplement is September 12, 2005